Line of Credit	9 Months Ended
Sep. 30, 2012
Debt Disclosure [Text Block]
Note 11 - Line of Credit

On May 25, 2012, Diamond Bar entered into an agreement with a bank in California for a line of credit up to $5,000,000 with annual interest of 4.5% and maturity on June 15, 2013. The line of credit was secured by all of assets of Diamond Bar Outdoors, Inc., a subsidiary of Nova Lifestyle and guaranteed by Nova Lifestyle. As of September 30, 2012, Diamond Bar had borrowed $3,431,818 from this credit line. During the nine months ended September 30, 2012, the Company paid interest of $39,597.

The loan has the following covenants: (i) maintain a minimum tangible net worth of not less than $3 million; (ii) maintain a current ratio in excess of 1.25 to 1.00; and (iii) maintain a ratio of debt to tangible net worth not in excess of 3.500 to 1.000; (iv) the pre-tax income must be not less than 0.5% of total revenue quarterly. As of September 30, 2012, Diamond Bar was in compliance with all the covenants.

On April 25, 2012, Nova Dongguan entered into an agreement with a commercial bank in Dongguan for a line of credit up to $3,154,077 (RMB 20 million) with maturity on April 24, 2015.  As of September 30, 2012, Nova Dongguan had borrowed $1,103,927 (RMB 7 million) with maturity on May 20, 2013 from this credit line. The loan bears annual interest of 6.94% and requires monthly payment on the interest; the interest rate will be adjusted annually. The loan was secured by the building of Nova Dongguan and guaranteed by Nova Dongguan and the Company’s CEO. During the nine months ended September 30, 2012, the Company paid interest of $23,513.